Supplement dated March 2, 2015
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2014

as supplemented on June 17, 2014, July 15, 2014, November 12, 2014, December 12, 2014,
and February 2, 2015

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.
ACCOUNT SUMMARIES

LARGECAP VALUE ACCOUNT
In the Management - Sub-Advisor and Portfolio Managers section, add the following to the alphabetical list of portfolio managers:

•	Joel Fortney (since 2014), Portfolio Manager

MANAGEMENT OF THE FUNDS
The Sub-Advisors
Add the following to the alphabetical list of portfolio managers:
Joel Fortney has been with PGI since 2001. He earned a bachelor's degree in Finance from the University of Iowa and an M.B.A. from University of Chicago Booth School of Business. Mr. Fortney has earned the right to use the Chartered Financial Analyst designation.

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